
AWAYSIS
The new global lifestyle
INVESTOR INFORMATION
January 2024

Safe Harbor Language

This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements as to Awaysis Capital, Inc.'s (the "Company") future results of operations and financial position, planned products and services, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "aims," "predicts," "potential," "seeks," attempts," "poised" or "continues" or the negative of these terms or other similar words. These statements are only predictions.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Also, these forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. The Company assumes no obligation to update any forward-looking statements after the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness.

In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company. For more information, please refer to risk factors discussed in Company's periodic filings with the SEC.

Trading Snapshot

Market/Ticker:	OTC Markets: AWCA
Share Price:	$0.39
Shares Outstanding:	301.9M shares
Market Cap:	$117.8M
Free Float[1] %:	20.4%
52 Week Range:	$0.10 - $0.51

Notes:
Market data as of January 22, 2024
(1) Figure includes non-affiliate shares to be registered on Form S-1 filed December 6, 2023
Sources: OTC Markets, Capital IQ, SEC EDGAR

ABOUT AWAYSIS CAPITAL



Michael Singh
CEO



Dr. Andrew Trumbach
President & CFO

Awaysis Capital was founded by Michael Singh and Dr. Andrew Trumbach to acquire and operate hospitality assets within Belize and the greater Caribbean region.

Awaysis focuses on specific assets that it believes are or soon will be distressed or are otherwise attractive investment opportunities and transforms them into enclave communities that embrace a live, work, and play ethos.

Our destinations are designed to complement their surroundings, not overtake them. This approach amplifies the beauty and simplicity of nature, which will captivate and soothe the soul providing a fertile ground for a new global lifestyle to emerge.

The Awaysis Founders and core team have an extensive network of relationships with local and international brokers, lenders, and special service providers from multi-decades of residential and commercial real estate industry experience that provides superior access to investment opportunities.

AWAYSIS OPPORTUNITY

Opportunity	AWAYSIS Solution
Real Estate investors and developers do not have immediate liquidity	**Liquidity is provided through transparent, readily accessible, tradable shares on a U.S. Exchange**
• Vacation Properties provide more space, amenities, home-like features and benefits; however, inconsistency with quality across different destinations, cities and countries for the high cost • Vacation Hotels and Resorts offer brand quality and consistency; however, visitors just have a hotel room and not the charm, comfort, and character of a home • Capital sources in the Caribbean for financing scalable development are scarce, costly, and challenging to qualify for foreigners, resulting in dislocation, stalled projects and market inefficiencies	• Awaysis mitigates for market fragmentation by delivering a convergence of the value and convenience of a vacation rental with the standards and excellence of a high-end hotel with additional key hospitality verticals • Awaysis leverages management's specialized skillset, institutional operations and capital to redevelop and reposition assets optimizing for expanding revenue growth • Opportunity is available for pre-sales of inventory

CORE TEAM



Michael Singh
Chairman & Chief Executive Officer



Dr. Andrew Trumbach
President, CFO and Board Director



Christy Mastry, AIA
Real Estate Development Manager



Maria Ciolocan
Real Estate Sales Manager



Tyler Trumbach, Esq.
General Counsel and Board Director



Lisa Marie Iannitelli
Executive Vice President Investor Relations and Board Director



Dr. Narendra Kini, MD
Board Director



Dr. Claude Stuart, Esq.
Board Director



VALUE PROPOSITION

SIGNIFICANT ASSET BASE



Real Estate inventory in travel destinations that have strong demand for second home ownership and tourism. Value is enhanced via converting dormant assets into a going concern

STRONG REVENUE



Ongoing revenues from property sales, short-term rentals, travel amenities, and access to a large market of buyers for real estate inventory and consumers of hospitality services

ATTRACTIVE EQUITY STRUCTURE



Awaysis operates under a trading public company that allows entry and exit by investors in a US-based capital structure governed by SEC rules

POSITIVE GROWTH TRAJECTORY



A globalized customer base with modern travel, working and investment trends (ie."Flexcation") will drive growth as the company expands into mature, emerging & increasingly attractive destinations

INVESTMENT ROADMAP

1

Start

2 — Pre-Investment Round

(2021/2022)

- Early Investors (Friends and Family)
- Founders Investment
- Created Corporate Investment Vehicle (PubCo)

3 — Formal Fundraising Round (Up to $25MM)

(2023)

- Formalized Acquisitions
- Engaged First Round Investors
- Launched Private Placement
- Use of funds
- Market Development
- Maintain Corporate Compliance and Governance
- Total cash raised of approximately $2.14M
- Issued 56.8M shares as partial consideration for Casamora assets

4 — Operationalization & Up-List Preparation

(Q1 2024)

- Operationalized company and initial acquisitions
- Launched Sales Campaign
- Launched Awaysis Brand
- Preparation for Up-List to NYSE

5 — Launch of Hospitality Products

2024

- Up-List to NYSE
- Engage PR Campaign
- Commencement of Hospitality rollout
- Launch Global Marketing Campaign
- Grow service-based revenue streams
- Continued acquisition and development of properties

6

2025 +

- Additional property acquisition
- Grow sales & hospitality revenues

ATTRACTIVE GROWTH PROSPECTS

Immediate → Medium-to Long Term

International expansion
Selectively enter attractive international markets.

New domestic sub-markets
Establish foothold in emerging domestic Caribbean sub-markets.

Expand hospitality Offerings
Expand foothold in existing markets by adding additional hospitality, travel/leisure and country club-like services.

Execute acquisition of pipeline
Close on pipeline of identified assets and start integrating them to the platform.

Reposition and optimize existing inventory
Finish repositioning existing assets into the platform and increase revenue generation.

Awaysis Initial Portfolio

Awaysis has identified a portfolio of hospitality assets at a discount to intrinsic value as the initial platform for the Awaysis brand as well as assets being considered as part of its pipeline.

All the identified assets are strategically located in Belize and the Caribbean, to benefit from existing localized property leasing and hospitality systems, capabilities and expertise.

Management plans to leverage their close relationships with local vendors and the institutional operational capabilities to drive favorable economics and capitalize on the fragmentation and inefficiencies that exist in the local market.



Remote Work



Luxury Travel



Long-Term Stay

Our Properties Span the Coastline and Rainforests of Central America and the Caribbean



La Sirene
La Bocca Residences
Chial Reserve
Awaysis Casamora
Cove
Calgary
5 hr 36 min
Minneapolis-St. Paul
4 hr 20 min
4 hr 44 min
Toronto
4 hr 15 min
Chicago
Denver
4 hr. 20 min
4 hr 40 min
Los Angeles
Charlotte
3 hr 33 min
Atlanta
Dallas
2 hr 30 min
2 hr 55 min
Houston
1 hr 40 min
Miami
Mexico City
1 hr 57 min
BELIZE
DOMINICAN REPUBLIC
Corozal
Orange Walk
San Pedro
Caye Caulker
Belize
Belize City
Belmopan
San Ignacio
GUATEMALA
Cayo
Hopkins
Caribbean Sea
Stann Creek
Placencia
Toledo
Manzanillo Bay
Puerto Plata
Cabarete
Santiago
San Francisco deMacoris
La Vega
HAITI
Pico Duarte
Comendador
Bonao
Hispaniola
San Pedro de Macoris
Higuey
La Romana
San Cristobal
SANTO DOMINGO
Barahona
Pedernales
Caribbean Sea
classroomclipart.com

Initial Acquisition Potential Pipeline Acquisition

Property Summary and Pipeline

Property	Location	Status	#Units / Sq Footage	Acq. Cost [1]	After Repair Market Value
Awaysis Casamora	San Pedro, Belize	Acquired; In development	22 units 45,206 sqft	$11.4M	$21.1M
The Cove	Placencia, Belize	LOI Executed Subject to Definitive Agreement	92 units 128,488 sqft	$7.5M[2]	$99.5M
Chial Reserve	Cayo, Belize	LOI Executed Subject to Definitive Agreement	35 villas 59,500 sqft	$5.5M[2]	$42.7M
La Bocca Residences	Cabarete, Dominican Republic	LOI Executed Subject to Definitive Agreement	38 units 44,527 sqft	$1.5M[2]	$11.7M
La Sirene Resort and Spa	San Pedro, Belize	LOI Executed Subject to Definitive Agreement	126 units 286,312 sqft	$42M[2,3]	$380.2M
Totals			**313 units 564,033 sqft**	**$67.9M**	**$555.2M**

Notes:
(1) Based on Independent Appraisals certified in the jurisdiction
(2) Seller can be paid with restricted shares in lieu of cash
(3) Includes $15M assumable bank mortgage

Initial Acquisition   Potential Pipeline Acquisition

Awaysis Casamora





Waterfront Oasis Near Bustling Town Center

Nestled in the lively and affluent town of San Pedro, Belize, and minutes away from the bustling town core, Awaysis Casamora positions itself as a modern luxury waterfront hotel and residences.

Acquired in 2022, the property will feature 30 renovated private suites, a world class wellness spa and fitness facility, dining restaurant, executive remote work center, private roof top lounge, and lap pool. Along the water edge, there will be a beach bar and an extensive waterfront esplanade.

The Cove

Sea, Mountains, Lagoon Panoramic Views

The COVE Oceanside Resort & Residences is planned to be an exclusive lifestyle community.

The COVE Oceanside offers the ultimate in luxury with thoughtfully designed 1,2,& 3-bedroom condos that boast a meticulously curated decor with hand-selected natural materials and custom-designed furnishings with panoramic views of the Caribbean Sea, the Placencia lagoon, and the Maya Mountains.

Note: Letter of Intent in place

Subject to Definitive Agreement



Chial Reserve

Pristine Tropical Forest Contemporary-Styled Villas

Chial Reserve sits on approximately 300 acres of pristine tropical forest in the beautiful Cayo District of Belize.

Featuring contemporary-style villas on 3⁄4 acre homesites, a wellness center, and café, gorgeous hiking trails, and is in the center of the luxury resort corridor of Western Belize. The location, quality, and amenities have allowed Chial to attract high rental rates currently.

Note: Letter of Intent in place

Subject to Definitive Agreement





La Sirene Resort & Spa Ambergris Caye, BZ

A peaceful refuge within the vibrancy of city life

Note: Letter of Intent in place

Subject to Definitive Agreement



La Bocca Residences Cabarete, DR

Exclusive gated community in Cabarete, Dominican Republic

Note: Letter of Intent in place

Subject to Definitive Agreement



EMBRACING PROPTECH TO POWER A NEW GLOBAL LIFESTYLE

Illustrative Operations Dashboard (1)


Arrivals
3
Departures
2
In House
6
Bookings
0
2022 YTD Revenue Pace
$975,480.83
$1,062,486.85
Revenue Pacing
$120,747.78
$126,467.83
Sales Pacing - YTD
$959,409.26
$869,221.32
Bookings MTD - Reservations
34
44
Bookings MTD - Gross Revenue
$107,404.00
$133,632.34
WorkOrders
Occupancy - MTD
Revenue Pacing - MTD
$120,747.78
$126,467.83
Revenue Comparison - MTD
$5,720.05
Sales Pacing - MTD
$91,994.14
$113,316.34

REPORTS

Reports
- Generated Reports
- Saved Reports

Reservation Reports
- Reservation Owner Commission Discrepancy Report
- Nightly Reservation Report
- Reservation Flag Action Report
- Check-In Range Report
- In-House Range Report
- Check-Out Range Report
- Checked Out Reservations With Balances
- Cancellation Report
- Arrivals & StayOver
- Reservation FD Breakdown
- Future Reservations
- Reservation Flags Report
- Booking/Revenue Summary

Owner Reports
- Home Owner Report
- Property Details Report
- Owners Statement Address
- Owner Services Assignments

Basic
- Reports Overview
- Rent Roll Report
- Homes Pricing
- Vendor Check Register
- Daily Report

Third Party

Trust/Escrow Reports
- Account Summary Report
- Property Trial Balance
- Guest Advanced Deposits Report
- Security Deposits Held
- Accounts Payable Aging
- Bank Deposit Report
- Tax Payables Report
- Cash Account Audit Report
- Account Summary Detail Report (Audit Summary Report)

Accounting Reports
- Revenue Recognized Report
- Management Commission
- All Check Register
- Profit & Loss Statement
- Nightly Audit
- Owner Charges By Transaction Code
- PMC Journal Entry Report
- Operation Revenue Breakdown (By Fee/By Vendor)

Accounting Report Suite
- In House Guests With Balances
- Owner with Minimum Required Balance Report

Financial
- Balance Due Report
- Reservation Balances
- Scheduled Payments Report
- Credit Card Management

Analysis
- Lead Analysis
- Heard About/Lead Source
- Heard About Us Annual Analysis Report
- Employee Revenue Breakdown Report
- Employee Res Creation Date Breakdown Report
- Market Analysis Comparisons Report
- Most Active Units
- Active Units by Day
- Short Term Occupancy
- Profit Reporting
- Profit Analysis
- Repeat Guest Report
- Availability Report
- Payables Projection
- Revenue Breakdown Report
- Owner Agreements

Revenue Management Reports
- Reservation Analysis
- Rental Income Report
- Revenue Comparison Report
- Revenue Pacing Report
- Occupancy Percentage
- Revenue Forecast Report
- Revenue Forecast Daily Report
- Sales Pacing Report
- Property Revenue Comparison Report
- Occupancy Forecast Report
- Daily Pricing

Integration Reports
- Streamline Connect Commissions Report
- Vrbo/Airbnb/PartnerOLB ID Report
- CSA Monthly
- CSA Cumulative
- TripAdvisor Reservations Report
- Integrations Property Errors
- AirBnb Reservations Report
- Airbnb Tax Report
- AirBnb Messages Report
- Airbnb Status Report

Advanced
- Where's Your HK/Maint?
- Add-Ons Scheduler
- Management Commission Tracking
- Guest In House - Unrecognized Revenue Balances
- Modified Reservation Report
- Reservations without Contracts
- Payments Received Report
- Deleted Folio Items
- Units Enabled: Home Automation Report
- Homeaway Leads Report
- Booking.com Taxes/Fees
- Seasons Restrictions
- Delete and Unsync Airbnb Properties
- Purchasable Amenities Report

(1) Dashboard is illustrative and not indicative of actual results.


AWAYSIS
The new global lifestyle

APPENDICES



Comparable Companies

Company	Ticker	Share Price 1/22/2024	52 Week High	% of 52 Week High	Market Cap.	Enterprise Value	EV / EBITDA LTM	EV / EBITDA 2024E	EV / EBITDA 2025E
Airbnb	ABNB	$142.01	$154.95	91.6%	$91,018	$82,365	36.4x	20.5x	17.8x
Hilton Grand Vacations	HGV	$42.01	$51.81	81.1%	$4,536	$8,096	8.9x	7.7x	7.1x
Marriott Vacations Worldwide	VAC	$83.21	$165.85	50.2%	$2,955	$7,879	10.1x	4.1x	na
Travel + Leisure	TNL	$39.42	$44.99	87.6%	$2,855	$8,342	10.0x	9.1x	8.4x
Atour Lifestyle Holdings	ATAT	$17.08	$29.40	58.1%	$2,350	$2,213	22.3x	9.8x	7.7x
Soho House & Co.	SHCO	$6.38	$8.48	75.2%	$1,244	$3,315	47.1x	19.7x	17.8x
Playa Hotels & Resorts	PLYA	$7.97	$9.77	81.6%	$1,103	$1,977	8.6x	7.6x	7.1x
Vacasa	VCSA	$7.55	$39.80	19.0%	$94	$63	6.5x	2.7x	1.4x
Sonder Holdings	SOND	$2.57	$35.00	7.3%	$26	$1,639	nm	nm	nm
Selina Hospitality	SLNA	$0.19	$4.00	4.7%	$20	$694	nm	na	na
Inspirato	ISPO	$3.95	$29.40	13.4%	$14	$141	nm	na	na
					Mean:		**18.7x**	**10.2x**	**9.6x**
					Median:		**10.1x**	**8.4x**	**7.7x**

Selected comparable companies shown.
$ in mm, except per share amounts. Market data as of January 22, 2024.
Source: Capital IQ; Estimates via Capital IQ.